EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President, Chief Financial Officer, and Principal Accounting Officer of The Hanover Insurance Group, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Annual Report on Form 10-K for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene M. Bullis
Eugene M. Bullis
Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Dated: February 26, 2008